
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Year End FY2014
Earnings Conference Call
June 12, 2014
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2014

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RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Insights and Business Overview**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- **Solid Operating Performance in FY 2014 Despite Challenging Operating Environment**
  - Operating income plus depreciation and amortization of $32.5 million, up 14.9%
  - Marine freight revenue/sailing day increased for fourth consecutive year in a row
  - Tonnage carried increased 4.8% (despite one less vessel in operation)
  - Vessel operating costs per Sailing Day reduced by approximately 7.7%
  - Vessel margin per Sailing Day grew to $10,712
- **Improved Operational Execution**
  - Reduced lost days due to incidents by 85%
  - Reduced mechanical delays 31%
  - Helped offset challenging demand and weather
- **Demand Environment as Good as Seen in Last Five Years**
- **Upbeat About Fiscal 2015 Prospects**
  - Market share gains being supplemented with organic growth
  - Scheduling flexibility should enable us to improve trade patterns and time vessels spend in revenue generating condition
  - Operating efficiencies should enhance vessel margin per Sailing Day in 2014 sailing season

FY 2014 HIGHLIGHTS:	
Tonnage hauled:	+4.8%
Salt tonnage :	+26.3%
Aggregates tonnage:	+5.1%
Iron ore tonnage:	-18.2%
Marine Freight Revenue:	+8.8%
Sailing Days:	+6.2% / +244 days
Vessels Operated:	15 vs. 16
Mechanical Delays:	-31%
Vessel operating costs/day:	-$2,069
Vessel margin/day :	$10,712
Operating Income plus D&A	+14.9%

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/6[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/13 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/2
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/5 Canada Steamship Lines/6

[1] Includes 2 inactive steam powered vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



2013 Sailing Season was Challenging

- Commodity mix not optimal
- Demand was adequate but erratic
- Factors outside our control made optimizing trade patterns difficult
- Unable to maximize time vessels were in efficient revenue generating condition

Operational Execution of Business was Solid

- Increased tonnage carried by 4.8%
- Reduced lost Sailing Days due to incidents by approximately 85%
- Reduced lost time due to mechanical delays down by approximately 31%
- Reduced operating expenses per Sailing Day by 7.7%
- Expanded market share – securing in excess of 250 days for 2014 sailing season

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Year ended March 2014

- Total Sailing Days increased by 244 days, or 6.2%, to 4,166
- Operated 15 vessels compared to 16 in prior year period
- Marine freight revenue improved 11.3%, excluding the impact of currency movement
- Fiscal fourth quarter ended March 31 was hampered by severe weather and ice conditions
- Delay Days totaled 470 days versus 375 days in prior year period
  - Mechanical delays were down 40 days or 31%, offset by an increase of 137 days related to traffic, dock and weather delays
  - Weather accounted for 43% of Delay Days versus 28% in prior year
  - Delay Days were 11.3% of total Sailing Days versus 9.6% in prior year
- Vessel operating expenses per day declined 7.7%, or $2,069
- Vessel margin per day after winter work was $10,712 compared to $10,697
- Winter 2014 layup capital expenditures and 5-year special surveys were approximately $16.3 million
  - $7.2 million routine expenses
  - $2.2 million for one 5-year special survey
  - $6.9 million discretionary projects

RAND LOGISTICS, INC.

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

Sailing Days	**2,883**	**3,148**	**3,143**	**3,338**	**3,721**	**3,922**	**4,166**
# of Vessels	**13**	**12**	**12**	**12**	**14**	**16**	**15**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)



Iron Ore
61,599
59,622
-2.2%
58,303
62,000
61,000
60,000
59,000
58,000
57,000
56,000
2012
YTD 5-Yr Average
2013



Limestone
28,887
-4.4%
27,606
27,145
29,000
28,500
28,000
27,500
27,000
26,500
26,000
2012
YTD 5-Yr Average
2013



Coal
25,348
31,184
-21.0%
24,634
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2012
YTD 5-Yr Average
2013

Rand total tonnage for FY2014 increased by 4.8% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo



FY2013
Slag 1.4%
Pet Coke 0.6%
Coke 0.5%
Oxide 0.4%
Salt 8.0%
Grain 9.8%
Ore 15.3%
Coal 13.6%
Aggregates 50.4%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide



FY2014
Slag 1.9%
Pet Coke 0.9%
Coke 0.6%
Oxide 0.6%
Salt 9.6%
Grain 11.2%
Ore 11.9%
Coal 12.8%
Aggregates 50.5%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
FY2014 vs. FY2013


Sailing Days
5,000
4,000
3,000
2,000
1,000
3,922
6.2%
4,166
FY2013
FY2014


Marine Freight
Revenue per Day
32,000
30,000
28,000
26,000
30,035
2.4%
30,760
FY2013
FY2014


Delay Days
500
400
300
200
100
0
375
25.3%
470
FY2013
FY2014

- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 9.6% for FY2013 to 11.3% for FY2014.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	FY2014	FY2013
Sailing Days	4,166	3,922
Freight Revenue/Sailing Day	$30,760	$30,035
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,322	$17,209
Repairs and Maintenance Expenses/Sailing Day	$1,726	$2,129
G&A (in millions)	$12.2	$13.5
Average F/X Rate	$0.950 USD per CAD	$0.999 USD per CAD



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
FY2014 vs. FY2013
(U.S. Dollars In Millions)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.3
$1.4
$1.5
$1.0
$0.9
($0.6)
$32.5
FY2013 Actual
Mechanical Incidents
Commodity Mix offset & Increased Sailing Days Impact/Others
Admin.
Layup/Fitout & Winter Work
Currency Translation
FY2014 Actual
FY2013 Actual
Mechanical Incidents
Commodity Mix offset & Increased Sailing Days Impact/Others
Admin.
Layup/Fitout & Winter Work
Currency Translation
FY2014 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011



RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Business Overview
Ed Levy



- **GOAL: Increase Return on Invested Capital by Increasing Vessel Margin per Sailing Day by 5-7% per Annum**
  - Capitalize on volume, price increases and improving commodity mix
  - Increase percentage of time vessels are in revenue generating condition by leveraging data and focusing on operational execution
  - Evaluating merits of reintroducing leased vessel
  - Plans to introduce newest vessel into service during second half of calendar 2015
- **Difficult Weather Delayed Start of 2014 Shipping Season**
  - Operated for 223 days in April versus 385 last year
  - April Delay Days exceeded 30%, mostly weather related
- **Business Returned to Normal in May**
  - Sailed for 465 days in May, 100% of theoretical maximum
  - Solid demand environment allowed for efficient trade patterns
  - Executional improvements in operations continue

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Business Overview
Ed Levy



- **April Aside, Customer Demand and Scheduling Flexibility Should Drive Operating Efficiencies and Benefit Vessel Margin per Day**
- **Currently Budgeting Operating 3,850 Sailing Days in Current Fiscal Year, including 53 days in January 2015**
- **G&A Expenses Estimated at Approximately $13.0 million**
- **Interest Expense Projected at Approximately $13.5 million**
- **Capital Expenditures Estimated at Approximately $13.0 million**
  - Excludes new vessel and any modifications to leased vessel
  - Includes two 5-year special surveys

RAND LOGISTICS, INC.